Subsequent Events	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Subsequent Events

Note 25 - Subsequent Events

On February 28, 2026, Israel and the United States initiated a coordinated military operation in Iran. In response, Iran launched missiles and unmanned aerial vehicles toward Israel and other countries in the region. On March 1, 2026, hostilities further expanded to Lebanon following rocket fire by Hezbollah toward Israel.

Following the commencement of the operation, Israeli authorities declared a nationwide “essential activity” emergency status, which includes restrictions on educational activities, public gatherings and workplace attendance (other than essential services), as well as an additional mobilization of military reserve forces.

On April 8, 2026, it was announced that the United States and Iran had reached understandings regarding a temporary ceasefire for a limited period, formulated through international mediation. The Government of Israel announced that it had agreed to the ceasefire in coordination with the United States. According to publications, the ceasefire did not fully apply to the Lebanese arena, and during this period continued exchanges of fire and targeted strikes in Lebanon between the Israeli Defense Forces and Hezbollah were reported, until the declaration of a ceasefire on this front as well on April 15, 2026.

As of the date of approval of these financial statements, the Company is unable to reasonably estimate the potential impact, if any, of these developments on its financial condition, results of operations or cash flows. As of the reporting date and through the date of approval of these financial statements, the Company continues to conduct its commercial and operational activities without material disruption.